File No. 333-157684

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

POST-EFFECTIVE

AMENDMENT NO. 2

TO

FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

THE FIRST TRUST GNMA REINVESTMENT INCOME TRUST “GRIT”, SERIES 107

(Exact Name of Trust)

FIRST TRUST PORTFOLIOS L.P.

(Exact Name of Depositor)

120 East Liberty Drive

Suite 400

Wheaton, Illinois 60187

(Complete address of Depositor’s principal executive offices)

First Trust Portfolios L.P.	CHAPMAN AND CUTLER LLP
Attn: James A. Bowen	Attn: Eric F. Fess
120 East Liberty Drive	111 West Monroe Street
Suite 400	Chicago, Illinois 60603
Wheaton, Illinois 60187

(Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    : immediately upon filing pursuant to paragraph (b)

:  x : July 29, 2011

:    : 60 days after filing pursuant to paragraph (a)

:    : on (date) pursuant to paragraph (a) of rule (485 or 486)

THE FIRST TRUST GNMA, SERIES 107

1,885,225 UNITS

PROSPECTUS

Part One

Dated July 29, 2011

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

The First Trust GNMA, Series 107 (the "Trust") is a Unit Investment Trust which invests in a portfolio of fixed-rate mortgage-backed securities issued by Government National Mortgage Association (“GNMA”). At June 1, 2011, each Unit represented a 1/1,885,225 undivided interest in the principal and net income of the Trust (see “The First Trust GNMA Series” in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, First Trust Portfolios L.P., in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price per Unit

The Public Offering Price per Unit is equal to the aggregate value of the securities in the Portfolio of the Trust divided by the number of Units outstanding, plus a sales charge of 3.45% of the Public Offering Price (3.573% of the net amount invested). At June 1, 2011, the Public Offering Price per Unit was $7.606 plus net interest accrued to date of settlement of $0.0043 (see "Public Offering" in Part Two).

Please retain all parts of this Prospectus for future reference.

______________________________________________________________________________

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

______________________________________________________________________________

FIRST TRUST PORTFOLIOS L.P.

Sponsor

Estimated Current Return and Estimated Long-Term Return

Estimated Current Return to Unit holders was 4.16% on June 1, 2011 under the monthly distribution plan. Estimated Long-Term Return to Unit holders was 1.14% on June 1, 2011 under the monthly distribution plan. Estimated Current Return is determined by dividing the estimated net annual interest income per Unit by the Public Offering Price. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor, the sales charge expenses associated with each Unit of the Trust. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects maturities, estimated principal prepayments, discounts and premiums of the Securities in the trust while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price. Estimated cash flows will vary with changes in fees and expenses, with changes in current interest rates, and with the principal prepayment, redemption, maturity, call, exchange or sale of the underlying Securities and with changes in the average life assumptions of the GNMA pools. See "Estimated Returns and Estimated Average Life" in Part Two.

THE FIRST TRUST GNMA, SERIES 107

SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 1, 2011

Sponsor: First Trust Portfolios L.P.

Evaluator: First Trust Advisors L.P.

Trustee: The Bank of New York Mellon

GENERAL INFORMATION

(Unaudited)

Principal Amount of Securities in the Trust	$12,911,172
Number of Units (rounded to the nearest whole Unit)	1,885,225
Fractional Undivided Interest in the Trust per Unit	1/1,885,225
Public Offering Price:
Aggregate Value of Securities in the Portfolio	$14,068,003
Aggregate Value of Securities per Unit	$7.462
Principal Cash, Estimated Principal Paydowns, and Expected Distribution, net	$(231,704)
Principal Cash, Estimated Principal Paydowns, and Expected Distribution, net per Unit	$(0.123)
Sales Charge 3.573% (3.45% of Public Offering Price, excluding Income and Principal cash)	$0.267
Public Offering Price per Unit	$7.606	*
Redemption Price and Sponsor Repurchase Price per Unit ($0.266 less than the Public Offering Price per Unit)	$7.339	*
Discretionary Liquidation Amount of the Trust (Lower of $2,000,000 or 40% of the aggregate principal amount of securities deposited during the Initial Offering Period)	$2,000,000

Date Trust Established	April 17, 2009
Mandatory Termination Date	December 30, 2039

*Plus net interest of $0.0043 accrued to date of settlement (see "Public Offering Price per Unit" herein and “Redeeming Your Units” and "How We Purchase Units" in Part Two).

THE FIRST TRUST GNMA, SERIES 107

SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 1, 2011

Sponsor: First Trust Portfolios L.P.

Evaluator: First Trust Advisors L.P.

Trustee: The Bank of New York Mellon

SPECIAL INFORMATION

(Unaudited)

Calculation of Estimated Net Annual Income per Unit:
Estimated Annual Interest Income	$0.342
Less: Estimated Annual Expense	$(0.026)
Estimated Net Annual Interest Income	0.316

Estimated Daily Rate of Net Interest Accrual	$0.0009
Estimated Current Return Based on Public Offering Price	4.16%
Estimated Long-Term Return Based on Public Offering Price	1.14%

Trustee's Annual Fee: $0.0097 per Unit

Evaluator’s Annual Fee: $0.0030 per Unit

Supervisory Fee payable to an affiliate of the Sponsor: Maximum of $0.0015 per Unit annually.

Administrative expenses payable to the Sponsor: Maximum of $0.0015 per Unit annually.

Income distributions will generally be made on the last business day of each month to Unit holders of record on the first day of the month. Distributions from the Principal Account will be made in December of each year and also in any month in which the amount available for distribution equals at least $1.00 per 100 Units. See “Interest and Principal Distributions.”

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Unit Holders of The First Trust GNMA, Series 107

We have audited the statement of assets and liabilities of The First Trust GNMA, Series 107 (the “Trust”), including the schedule of investments, as of March 31, 2011, and the related statements of operations and of changes in net assets for the year then ended and for the period from April 17, 2009 (Initial Date of Deposit) to March 31, 2010. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the Trust’s Sponsor, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of The First Trust GNMA, Series 107 as of March 31, 2011, and the results of its operations and changes in its net assets for the year then ended and for the period from April 17, 2009 (Initial Date of Deposit) to March 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

July 29, 2011

THE FIRST TRUST GNMA, SERIES 107

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2011

ASSETS

Securities, at fair value (cost, $14,417,535)	$14,802,783
Accrued interest	58,560
Receivable from principal paydowns	156,617

TOTAL ASSETS	$15,017,960

LIABILITIES AND NET ASSETS

Accrued liabilities	$22,742
Cash overdraft	137,682

TOTAL LIABILITIES	160,424

Net assets, applicable to 2,016,086 outstanding Units of fractional undivided interest:
Cost of securities	14,417,535
Net unrealized appreciation (depreciation)	385,248
Distributable funds (deficit), net of deferred sales charges of $670,246 and organization costs of $25,367	54,753

NET ASSETS	14,857,536

TOTAL LIABILITIES AND NET ASSETS	$15,017,960

Net asset value per Unit	$7.369

Unit amounts are rounded to the nearest whole Unit.

See notes to financial statements.

THE FIRST TRUST GNMA, SERIES 107

SCHEDULE OF INVESTMENTS

March 31, 2011

Principal	GNMA Pool Number	Interest Rate	Maturity	Value
$1,979	004058	5%	December 20, 2037	$182,862
16,629	004143	5%	May 20, 2038	17,548
354,190	004424	5%	April 20, 2039	376,382
738,618	004447	5%	May 20, 2039	784,897
1,127,321	677098	5%	July 15, 2038	1,197,828
1,201,485	681615	5%	November 15, 2038	1,289,847
1,129,005	687818	5%	August 15, 2038	1,199,392
969,786	697070	5%	April 15, 2039	1,030,246
226,213	701501	5%	December 15, 2038	241,735
891,144	704584	5%	June 15, 2039	946,701
411,089	709881	5%	September 15, 2039	436,718
1,037,322	710477	5%	September 15, 2039	1,113,610
1,200,957	717072	5%	May 15, 2039	1,275,829
1,108,562	722065	5%	October 15, 2039	1,177,674
675,507	723241	5%	October 15, 2039	717,622
1,160,608	782429	5%	October 15, 2038	1,232,979
719,164	782487	5%	December 15, 2038	764,065
768,911	782632	5%	April 15, 2039	816,848

$13,908,490	Total securities (total cost $14,417,535) – 100% (1)			$14,802,783

(1)   Percentage is calculated based on net assets.

See notes to financial statements.

THE FIRST TRUST GNMA, SERIES 107

STATEMENTS OF OPERATIONS

		Period from
		April 17, 2009
		(Initial Date of
	Year ended	Deposit) to
	March 31, 2011	March 31, 2010

Interest income	$811,465	$879,882

Expenses:
Trustee's fees and related expenses	(28,647)	(20,206)
Evaluator's fees	(7,974)	(5,204)
Portfolio supervision, bookkeeping and administrative fees	(7,974)	(5,204)
Creation and development fees	—	(144,905)
Other expenses	(14,455)	(17,242)

Total expenses	(59,050)	(192,761)

Investment income (loss) – net	752,415	687,121

Net gain (loss) on securities:
Net realized gain (loss) on securities	176,936	(24,906)
Change in net unrealized appreciation (depreciation)	225,208	160,040

Net gain (loss) on securities	402,144	135,134

Net increase (decrease) in net assets resulting from operations	$1,154,559	$822,255

See notes to financial statements.

THE FIRST TRUST GNMA, SERIES 107

STATEMENTS OF changes in net assets

		Period from
		April 17, 2009
		(Initial Date of
	Year ended	Deposit) to
	March 31, 2011	March 31, 2010

Net increase (decrease) in net assets resulting from operations:
Investment income (loss) – net	$752,415	$687,121
Net realized gain (loss) on securities	176,936	(24,906)
Change in net unrealized appreciation (depreciation) on securities	225,208	160,040

Net increase (decrease) in net assets resulting from operations	1,154,559	822,255

Units issued:	—	29,446,732
Deferred sales charge	—	(666,652)
Organization costs	—	(25,110)

Total	—	28,754,970

Units redeemed	(6,172,704)	(1,566,812)

Distributions to Unit holders:
Investment income – net	(921,718)	(845,014)
Principal from securities transactions	(4,387,495)	(2,128,933)

Total distributions	(5,309,213)	(2,973,947)

Total increase (decrease) in net assets	(10,327,358)	25,036,466

Net assets:
Beginning of the period	25,184,894	148,428

End of the period	$14,857,536	$25,184,894

Distributable funds (deficit) at end of the period	$54,753	$252,966

Trust Units:
Beginning of the period	2,744,645	14,671
Issued	—	2,898,102
Redeemed	(728,559)	(168,128)

End of the period	2,016,086	2,744,645

Unit amounts are rounded to the nearest whole Unit.

See notes to financial statements.

THE FIRST TRUST GNMA, SERIES 107

NOTES TO FINANCIAL STATEMENTS

1. Organization

The First Trust GNMA, Series 107 (the "Trust") is a Unit Investment Trust which invests in a portfolio of fixed-rate mortgage-backed securities issued by Government National Mortgage Association (“GNMA”). The Trust was established on April 17, 2009 and has a mandatory termination date of December 30, 2039.

2. Significant accounting policies

Basis of presentation – The financial statements are presented on the accrual basis of accounting.

Security valuation – Securities are stated at values as determined by First Trust Advisors L.P. (the “Evaluator”), an affiliate of First Trust Portfolios L.P. (the “Sponsor”). The values of the securities are based on (1) current bid prices for the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) current bid prices of comparable securities, (3) appraisal on the bid side of the market or (4) any combination of the above.

Fair Value Measurements – In accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures,” (“ASC 820”), fair value is defined as the price that the Trust would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the security. ASC 820 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including the technique or pricing model used to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the Trust. Unobservable inputs are inputs that reflect the Trust’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including the yield or price of equivalent securities of comparable quality, coupon rate, maturity, embedded call features, type of issue, trading characteristics and other market data available as of the deposit date)
•	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of securities)

The valuation techniques used by the Trust to measure fair value as of March 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of March 31, 2011 in valuing the Trust’s securities carried at fair value:

Valuation Inputs
Level 1—Quoted Price	$—
Level 2—Other Significant Observable Inputs	14,802,783
Level 3—Significant Unobservable Inputs	—

Total	$14,802,783

Interest income – Interest income is recognized on the accrual basis. Interest income also includes the amortization of premium or accretion of discount on the securities using the effective interest method over the life of the security. The premium or discount is recognized on a pro rata basis as principal paydowns are received. Such amortization or accretion is included in the cost of securities and not in distributable funds because it is not currently available for distribution to Unit holders.

Security cost – The Trust's cost of its portfolio is based on the offering prices of the securities on the date the securities were deposited in the Trust plus any subsequent amortization/accretion of market premium or discount. Realized gain (loss) from security transactions is reported on an identified cost basis. Securities transactions are recorded on the trade date.

Income taxes – The Trust, which is an association taxable as a corporation under the Internal Revenue Code, qualifies for and has elected tax treatment as a “regulated investment company” under the Internal Revenue Code of 1986.  By qualifying for and electing such treatment, the Trusts will not be subject to Federal income tax on net investment income or net capital gains distributed to its Unit holders.  As the Trust distributes its entire net capital gains, if any, and net investment income each year, no Federal income tax provision is required. At March 31, 2011, the cost of investment securities for federal income tax purposes approximated the cost as shown in the schedule of investments. The Trust has a tax year-end of December 31. Therefore, the tax character of distributions subsequent to its fiscal year-end will be determined at the end of its tax year.

The Trust accounts for uncertain tax positions under FASB ASC Topic 740, “Income Taxes” (“ASC 740”).  ASC 740 requires the Trust to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority based on the technical merits of the position.  The Trust has recognized no liabilities in connection with ASC 740 in the accompanying financial statements.  The Trust’s tax years remain open for examination by tax authorities for a period of three years from when they are filed.

Expenses of the Trust – The Trust pays a fee for Trustee services of $0.0097 per annum per Unit and an annual fee to an affiliate of the Sponsor of $0.0015 per Unit for providing supervisory services as well as bookkeeping and other administrative services. In addition, the Evaluator receives an annual fee based on $0.0030 per Unit outstanding plus $0.25 per evaluation for each issue of underlying securities in excess of 50 issues. The Trust incurs expenses of the Trustee according to its responsibilities under the Trust Indenture. The Trust may incur other miscellaneous expenses.

The Trust paid a creation and development fee of $0.0500 per Unit at the end of the initial offering period, which compensated the Sponsor for creating and developing the Trust.

Organization costs – The Public Offering Price paid by unit holders included an amount sufficient to pay for all or a portion of the costs incurred in establishing the Trust, including costs of preparing the registration statement, the Trust indenture and other closing documents, registering units with the Securities and Exchange Commission and states, the initial audit of the Trust’s portfolio, legal fees and the initial fees and expenses of the Trustee. Such costs totaling $25,367 have been paid.

Reinvestment of Principal by the Trust – In an effort to minimize the effect of principal payments and prepayments, the Sponsor will direct the Trustee to reinvest all payments and prepayments of principal from the underlying Securities into additional GNMA Securities during the period when reinvestment is practical (the “Reinvestment Period”). At the Initial Date of Deposit, the Sponsor expected the Reinvestment Period to last 5 years. There may be times in which such reinvestment will not be feasible for reasons such as the additional GNMA Securities are not available.

Distributions to Unit holders – Income distributions to Unit holders are made on the last day of each month to Unit holders of record on the first day of each month. Distributable funds do not include the amortization of premium or discount as discussed above under “Interest income” as such amortization is included in the cost of Securities. Principal distributions represent a taxable return of capital to Unit holders.

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

3. Net unrealized appreciation (depreciation)

An analysis of net unrealized appreciation (depreciation) at March 31, 2011 follows:

Unrealized appreciation	$385,248
Unrealized depreciation	—

$385,248

4. Other information

Cost to investors – The cost to initial investors of units of the Trust was based on the aggregate offering price of the Securities on the date of an investor's purchase, plus a sales charge of 3.95% of the Public Offering Price, which was equivalent to approximately 3.99% of the net amount invested, exclusive of the deferred sales charge and creation and development fees. The maximum sales charge consists of the deferred sales charge of $0.245 per unit paid to the Sponsor in three monthly installments ended December 18, 2009 and the creation and development fee.

5. Subsequent events

In accordance with the provisions set forth in FASB ASC Topic 855, “Subsequent Events,” the Sponsor has evaluated the impact of all subsequent events on the Trust through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

6. Financial highlights

Interest income, expenses and investment income (loss) – net per Unit have been calculated based on the weighted-average number of Units outstanding during the period. Distributions to Unit holders, if any, per Unit reflect the Trust’s actual distributions during the period. The net gain (loss) on securities per Unit includes the effects of changes arising from the issuance and/or redemption of Units during the period at net asset values which differed from the net asset value per Unit at the beginning of the period. Total return does not include reinvestment of distributions. The investment income (loss) - net and total expenses ratios are computed based upon the quarterly weighted average net assets for the Trust.

		Period from
		April 17, 2009
		(Initial Date of
	Year ended	Deposit) to
	March 31, 2011	March 31, 2010

Interest income	$0.342	$0.419
Expenses	(0.025)	(0.092)

Investment income (loss) – net	0.317	0.327

Distributions to Unit holders:
Investment income – net	(0.381)	(0.385)
Principal from investment transactions	(1.870)	(0.931)

Net gain (loss) on investments	0.127	0.048

Total increase (decrease) in net assets	(1.807)	(0.941)

Net assets:
Beginning of the period	9.176	10.117

End of the period	$7.369	$9.176

Total return	4.84%	3.70%*
Ratio of total expenses to average net assets	0.30%	1.09%**
Ratio of investment income (loss) - net to average net assets	3.78%	4.10%**

*	Not annualized.
**	Exclusive of creation and development fees, the ratios of total expenses and net investment income to average net assets would have been 0.28% and 4.91%, respectively.

THE FIRST TRUST GNMA, SERIES 107

PART ONE

Must be Accompanied by Part Two

_______________

P R O S P E C T U S

_______________

SPONSOR:	First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675

TRUSTEE:	The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

LEGAL COUNSEL	Chapman and Cutler LLP
TO SPONSOR:	111 West Monroe Street
Chicago, Illinois 60603

LEGAL COUNSEL	Carter Ledyard & Milburn LLP
TO TRUSTEE:	2 Wall Street
New York, New York 10005

INDEPENDENT	Deloitte & Touche LLP
REGISTERED PUBLIC	111 South Wacker Drive
ACCOUNTING FIRM:	Chicago, Illinois 60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

The First Trust GNMA Series

PROSPECTUS

Part Two	Note: This Part Two Prospectus may
Dated April 29, 2011	only be used with Part One

The First Trust GNMA Series is a unit investment trust. The First Trust GNMA Series has many separate series. The Part One which accompanies this Part Two describes one such series of the First Trust GNMA Series. Each series of the First Trust GNMA Series consists of one or more portfolios (“Trust(s)”) which invest in fixed-rate mortgage-backed securities issued by Government National Mortgage Association (“GNMA” or “Ginnie Mae”) (the “Securities”). See Part One for a more complete description of the portfolio for each Trust. Each Trust seeks a high level of current income.

All Parts of the Prospectus Should be Retained for Future Reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FIRST TRUST (R)

1–800–621–1675

Table of Contents

The First Trust GNMA Series	3
Portfolio	3
Estimated Returns and Estimated Average Life	3
Risk Factors	4
Public Offering	5
Distribution of Units	6
The Sponsor’s Profits	7
The Secondary Market	7
How We Purchase Units	7
Expenses and Charges	7
Tax Status	8
Retirement Plans	9
Rights of Unit Holders	9
Interest and Principal Distributions	10
Redeeming Your Units	11
Removing Securities from a Trust	12
Amending or Terminating the Indenture	13
Rating of the Units	13
Information on the Sponsor, Trustee,
FTPS Unit Servicing Agent and Evaluator	13
Other Information	14

The First Trust GNMA Series

The First Trust GNMA Series Defined.

We, First Trust Portfolios L.P. (the “Sponsor”), have created several similar yet separate series of an investment company which we have named the First Trust GNMA Series. See Part One for a description of the series and Trusts for which this Part Two prospectus relates.

Each Trust was created under the laws of the State of New York by a Trust Agreement (the “Indenture”) dated the Initial Date of Deposit. This agreement, entered into among First Trust Portfolios L.P., as Sponsor, The Bank of New York Mellon as Trustee, FTP Services LLC (“FTPS”) as FTPS Unit Servicing Agent and First Trust Advisors L.P. as Portfolio Supervisor and Evaluator, governs the operation of the Trusts.

How We Created the Trusts.

On the Initial Date of Deposit for each Trust, we deposited the Securities with the Trustee and, in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units (“Units”).

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Securities may be periodically sold under certain circumstances to satisfy Trust obligations, to meet redemption requests and, as described in “Removing Securities from a Trust,” to maintain the sound investment character of a Trust, and the proceeds received by a Trust will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in the Trusts. As the holder of the Securities, the Trustee will vote the Securities and will endeavor to vote the Securities such that the Securities are voted as closely as possible in the same manner and the same general proportion as are the Securities held by owners other than such Trust.

Neither we nor the Trustee will be liable for a failure in any of the Securities.

Portfolios

Objectives.

Each Trust seeks a high level of current income through an investment in a portfolio of fixed-rate mortgage-backed securities representing pools of mortgages on 1- to 4-family dwellings issued by Ginnie Mae. As a Unit holder, you will receive a portion of the interest and principal paid by homeowners on these mortgages every month. It is important to note that the amount of the distribution will change from month to month for various reasons, including changes in a Trust’s fees and expenses, the sale of securities, principal payments and prepayments.

GNMA, an organization created by the U.S. Government, guarantees the timely payment of principal and interest on the Securities. Of course, the guarantee applies only to the timely payment of principal and interest on the Securities and not to the Units themselves.

See “Part One” of this prospectus for the estimated life of each Trust. See “Risk Factors” for a discussion of the risks of investing in a Trust.

Estimated Returns and Estimated Average Life

The Estimated Current and Long-Term Returns set forth in the “Summary of Essential Information” in Part One of this prospectus are estimates and are designed to be comparative rather than predictive. We cannot predict your actual return, which will vary with Unit price, how long you hold your investment and with changes in the portfolio, interest income and expenses. In addition, neither rate reflects the true return you will receive, which will be lower, because neither includes the effect of certain delays in distributions. Estimated Current Return equals the estimated annual interest income to be received from the Securities less estimated annual Trust expenses, divided by the Public Offering Price per Unit (which includes the maximum sales charge). Estimated Long-Term Return is a measure of the estimated return over the Estimated Average Life of a Trust and is calculated using a formula which (1) factors in the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Securities, and (2) takes into account a compounding factor, the sales charge and expenses. Unlike Estimated Current Return, Estimated Long-Term Return reflects maturities, estimated principal prepayments, discounts and premiums of the Securities in a Trust. We will provide you with estimated cash flows for a Trust at no charge upon your request.

In order to calculate Estimated Average Life, an estimated prepayment rate for the remaining term of the mortgage pool must be determined. Each of the primary market makers in Ginnie Mae Securities uses sophisticated computer models to determine the estimated prepayment rate. These computer models take into account a number of factors and assumptions including: actual prepayment data reported by GNMA for recent periods on a particular pool, the impact of aging on the prepayment of mortgage pools, the current interest rate environment, the coupon, the housing environment, historical trends on GNMA securities as a group, geographical factors and general economic trends. In determining the Estimated Average Life of the Securities in a Trust we have relied upon the estimated prepayment rate determined by a primary market maker. We cannot be certain that this estimate will prove accurate or whether the estimated prepayment rate determined by another primary market maker would have provided a better estimate. Any difference between the estimate we use and the actual prepayment rate will affect the Estimated Long-Term Return of a Trust.

Risk Factors

Price Volatility. Each Trust invests in mortgage-backed securities. The value of these Securities will decline with increases in interest rates, not only because increases in rates generally decrease values, but also because increased rates may indicate an economic slowdown. The value of the Securities will also fluctuate with changes in the general condition of the mortgage-backed securities market, changes in inflation rates or when political or economic events affecting Ginnie Mae occur.

Because the Trusts are not managed, the Trustee will not sell Securities in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of a Trust will be positive over any period of time or that you won’t lose money. Units of a Trust are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Current Economic Conditions. The National Bureau of Economic Research announced that the U.S. economy’s recession which began in December 2007 technically ended in June 2009. Despite this announcement, economic activity remains below average levels, the United States continues to experience increased unemployment and stock markets remain below pre-recession levels. The recession began with problems in the housing and credit markets, many of which were caused by defaults on “subprime” mortgages and mortgage-backed securities, eventually leading to the failures of some large financial institutions and has negatively impacted all sectors of the economy. The current economic crisis has also affected the global economy with European and Asian markets suffering historic losses. Due to the current state of uncertainty in the economy, the value of the Securities held by a Trust may be subject to steep declines or increased volatility due to changes in performance or perception of the issuers. Extraordinary steps have been taken by the governments of several leading economic countries to combat the economic crisis; however, the impact of these measures is not yet known and cannot be predicted.

Mortgage-Backed Securities. Mortgage-backed securities represent an ownership interest in mortgage loans made by banks and other financial institutions to finance purchases of homes. The individual mortgage loans are “pooled” together for sale to investors. As the underlying mortgage loans are paid off, investors receive principal and interest payments.

Fixed-rate mortgage-backed securities represent a pool of mortgage loans which pay a fixed rate of interest over the life of the loan. The value of fixed-rate mortgage-backed securities generally decreases when interest rates rise.

The market for mortgage-backed securities has become increasingly volatile due to the downturn in the housing and mortgage lending markets. This downturn has led to declines and volatility in the values of mortgage-backed securities as well as uncertainty in the financial sector and the overall economy. The United States and other countries have taken actions to combat the negative effects of the economic downturn including the acquisition of equity stakes in certain financial institutions; the extension of credit at lower interest rates to financial institutions; restrictions on certain investment activities; adjustments to capital requirements and increased oversight and supervision. We cannot predict what impact these government actions might have on the financial sector or the mortgage-backed securities market.

Guarantees. The Securities, but not the Units, are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae Securities are supported by the full faith and credit of the U.S. government. You should note that the guaranty does not apply to the market prices and yields of the Securities, which will vary with changes in interest rates and other market conditions.

Mortgage Prepayments and Interest Income. Since a Trust can only distribute what it receives, interest distributions will decrease as principal payments and prepayments occur. The recent level of historically low interest rates has led to an unprecedented number of mortgage refinancings. As borrowers refinance their mortgages, their existing mortgage debts, some of which may be included in the Securities, are paid off and replaced with new mortgages. The prepayment of existing mortgages has two significant effects on Unit holders: early return of principal and reduced interest income. As mortgages included in the Securities are prepaid, Unit holders will receive their proportionate share as an early return of principal. This decrease in principal will reduce the value of the Units and will likely reduce the interest payments received by a Trust and distributed to Unit holders. A continuation of increased refinancing activity in the future could lead to a further reduction in income paid to Unit holders.

Legislation/Litigation. From time to time, various legislative initiatives are proposed in the United States which may have a negative impact on mortgage-backed securities or their issuers. In addition, litigation regarding Ginnie Mae or the mortgage-backed securities market may negatively impact the value of these Securities. We cannot predict what impact any pending or proposed legislation or pending or threatened litigation will have on the value of the Securities.

Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the price per Unit of which is comprised of the following:

•           The aggregate underlying value of the Securities;

•           The amount of any cash in the Interest and Principal Accounts;

•           Accrued interest on the Securities; and

•           The sales charge.

The price you pay for your Units will differ from the amount stated under “Summary of Essential Information” in Part One of this prospectus due to various factors, including fluctuations in the prices of the Securities, changes in the value of the Interest and/or Principal Accounts and the accrual of net interest on the Units.

Although you are not required to pay for your Units until three business days following your order (the “date of settlement”), you may pay before then. You will become the owner of Units (“Record Owner”) on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934, as amended.

Accrued Interest.

Accrued interest represents unpaid interest on a Security from the last day it paid interest. Interest on the Securities is paid monthly, although a Trust accrues such interest daily. Because a Trust always has an amount of interest earned but not yet collected, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. You will receive the amount, if any, of accrued interest you paid for on the next distribution date. In addition, if you sell or redeem your Units you will be entitled to receive your proportionate share of the accrued interest from the purchaser of your Units.

Sales Charges.

The sales charge you will pay will consist of a one-time initial sales charge as listed in Part One for each Trust.

Discounts for Certain Persons.

The following persons may purchase Units at the Public Offering Price less the applicable dealer concession:

•           Employees, officers and directors of the Sponsor, our related companies and dealers.

•           Immediate family members of the above (spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons).

The Value of the Securities.

The Evaluator will determine the aggregate underlying value of the Securities in a Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this evaluation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term “business day” as used in this prospectus will exclude Saturdays, Sundays and certain national holidays on which the NYSE is closed.

The aggregate underlying value of the Securities in a Trust will be determined by the Evaluator as follows:

a) On the basis of current market bid prices for the Securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust;

b) If such prices are not available for any of the Securities, on the basis of current market bid prices of comparable securities;

 c) By determining the value of the Securities on the bid side of the market by appraisal; or

d) By any combination of the above.

There is a period of a few days (usually eight business days), beginning on the first day of each month, during which the total amount of payments (including prepayments, if any) of principal for the preceding month of the various mortgages underlying each Security will not yet have been reported by the issuer to Ginnie Mae. During this period, the precise principal amount of the Securities will not be known. During this period, for purposes of determining the aggregate underlying value of the Securities and the accrued interest on the Units, the Evaluator will base its valuation and calculations upon the average monthly principal distribution for the preceding three-month period. We don’t expect the differences in such principal amounts from month to month to be material. However, there can be no assurance that they will not be material, especially during periods of significant volatility in the mortgage market. If you purchase Units during such time as the Evaluator uses estimates to determine the aggregate underlying value of the Securities and the difference in such principal amounts is material, you should be aware that the value of your Units will fluctuate once the total amount of payments (including prepayments, if any) of principal for the preceding month is known.

Distribution of Units

We intend to qualify Units of the Trusts for sale in a number of states. All Units will be sold at the then current Public Offering Price.

The Sponsor compensates intermediaries, such as broker/dealers and banks, for their activities that are intended to result in sales of Units of a Trust. This compensation includes dealer concessions described in the following section and may include additional concessions and other compensation and benefits to broker/dealers and other intermediaries.

Dealer Concessions.

Dealers and other selling agents can purchase Units during the secondary market at prices which represent a concession or agency commission of 2.25% of the Public Offering Price per Unit for Series 76 and 2.75% of the Public Offering Price per Unit for Series 85 (or 65% of the maximum transactional sales charge after October 31, 2002). For Series 93 and subsequent series, dealers and other selling agents can purchase Units at prices which represent a concession or agency commission of 65% of the maximum transactional sales charge. We reserve the right to change the amount of concessions or agency commissions from time to time.

Other Compensation and Benefits to Broker/Dealers.

The Sponsor, at its own expense and out of its own profits, currently provides additional compensation and benefits to broker/dealers who sell shares of Units of the Trusts and other First Trust products. This compensation is intended to result in additional sales of First Trust products and/or compensate broker/dealers and financial advisors for past sales. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, but are not limited to, the level or type of services provided by the intermediary, the level or expected level of sales of First Trust products by the intermediary or its agents, the placing of First Trust products on a preferred or recommended product list, access to an intermediary’s personnel, and other factors. The Sponsor makes these payments for marketing, promotional or related expenses, in cluding, but not limited to, expenses of entertaining retail customers and financial advisers, advertising, sponsorship of events or seminars, obtaining information about the breakdown of unit sales among an intermediary’s representatives or offices, obtaining shelf space in broker/dealer firms and similar activities designed to promote the sale of the Sponsor’s products. The Sponsor makes such payments to a substantial majority of intermediaries that sell First Trust products. The Sponsor may also make certain payments to, or on behalf of, intermediaries to defray a portion of their costs incurred for the purpose of facilitating Unit sales, such as the costs of developing or purchasing trading systems to process Unit trades. Payments of such additional compensation, some of which may be characterized as “revenue sharing,” may create an incentive for financial intermediaries and their agents to sell or recommend a First Trust product, including your Trust, over products offered by other sponsors or fund companies. These arrangements will not change the price you pay for your Units.

Advertising and Investment Comparisons.

Advertising materials regarding a Trust may discuss several topics, including: developing a long-term financial plan; working with your financial professional; the nature and risks of various investment strategies and unit investment trusts that could help you reach your financial goals; the importance of discipline; how a Trust operates; how securities are selected; various unit investment trust features such as convenience and costs; and options available for certain types of unit investment trusts. These materials may include descriptions of the principal businesses of the companies represented in each Trust, research analysis of why they were selected and information relating to the qualifications of the persons or entities providing the research analysis. In addition, they may include research opinions on the economy and industry sectors included and a list of investment products generally appropriate for pursuing those recommendations.

From time to time we may compare the estimated returns of the Trusts (which may show performance net of the expenses and charges the Trusts would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indexes, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, Bloomberg Businessweek, Forbes or Fortune. The investment characteristics of each Trust differ from other comparative investments. You should not assume that these performance comparisons will be representative of a Trust’s future performance. We may also, from time to time, use advertising which classifies trusts or portfolio securities according to capitalization and/or investment style.

The Sponsor’s Profits

We will receive a gross sales commission equal to the maximum sales charge per Unit of a Trust less any reduced sales charge as stated in “Public Offering.” In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

The Secondary Market

Although not obligated, we may maintain a market for the Units and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees, Trustee costs to transfer and record the ownership of Units and costs incurred in annually updating each Trust’s registration statement. We may discontinue purchases of Units at any time. If you wish to dispose of your Units, you should ask us for the current market prices before making a tender for redemption to the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units).

How We Purchase Units

The Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee (or the FTPS Unit Servicing Agent in the case of FTPS Units) may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

Expenses and Charges

The estimated annual expenses of each Trust are set forth under “Summary of Essential Information” in Part One of this prospectus. If actual expenses of a Trust exceed the estimate, that Trust will bear the excess, other than for excess annual audit costs. The Trustee will pay operating expenses of a Trust from the Interest Account of such Trust if funds are available, and then from the Principal Account. The Interest and Principal Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

First Trust Advisors L.P., an affiliate of ours, acts as Portfolio Supervisor and Evaluator and will be compensated for providing portfolio supervisory services and evaluation services as well as bookkeeping and other administrative services to the Trusts. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of the Trusts. As Sponsor, we will receive brokerage fees when the Trusts use us (or an affiliate of ours) as agent in buying or selling Securities. Legal and regulatory filing fees and expenses associated with updating a Trust’s registration statement yearly are also chargeable to the Trust. As authorized by the Indenture, the Trustee may employ a subsidiary or affiliate of the Trustee to act as broker to execute certain transactions for a Trust. Each Trust will pay for such services at standard commission rates.

FTP Services LLC, an affiliate of ours, acts as FTPS Unit Servicing Agent to a Trust with respect to the Trust’s FTPS Units. FTPS Units are Units which are purchased and sold through the Fund/SERV® trading system or on a manual basis through FTP Services LLC. In all other respects, FTPS Units are identical to other Units. FTP Services LLC will be compensated for providing shareholder services to the FTPS Units.

The fees payable to First Trust Advisors L.P., FTP Services LLC and the Trustee are based on the largest aggregate number of Units of a Trust outstanding at any time during the calendar year. These fees may be adjusted for inflation without Unit holders’ approval, but in no case will the annual fees paid to us or our affiliates for providing services to all unit investment trusts be more than the actual cost of providing such service in such year. In addition to a Trust’s operating expenses and those fees described above, each Trust may also incur the following charges:

•           All legal and annual auditing expenses of the Trustee according to its responsibilities under the Indenture;

•           The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;

•           Fees for any extraordinary services the Trustee performed under the Indenture;

•           Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;

•           Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of a Trust; and/or

•           All taxes and other government charges imposed upon the Securities or any part of a Trust.

The above expenses and the Trustee’s annual fee are secured by a lien on each Trust. We cannot guarantee that interest income on the Securities will be sufficient to meet any or all expenses of a Trust. If there is not enough cash in the Interest or Principal Accounts of a Trust, the Trustee has the power to sell Securities to make cash available to pay these charges. These sales may result in capital gains or losses to you. See “Tax Status.”

Each Trust will be audited annually, so long as we are making a secondary market for Units. We will bear the cost of these annual audits to the extent the costs exceed $0.0050 per Unit. Otherwise, each Trust will pay for the audit. You may request a copy of the audited financial statements from the Trustee.

Tax Status

Federal Tax Matters.

This section discusses some of the main U.S. federal income tax consequences of owning Units of the Trusts. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Sponsor. The Internal Revenue Service (“IRS”) could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in a Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Trust Status.

Each Trust intends to qualify as a “regulated investment company” under the federal tax laws. If each Trust qualifies as a regulated investment company and distributes its income as required by the tax law, the Trusts generally will not pay federal income taxes.

Distributions.

Trust distributions are generally taxable. After the end of each year, you will receive a tax statement that separates your Trust distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gain regardless of how long you have owned your Units. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Trust may make distributions that represent a return of capital for tax purposes, and thus will generally not be taxable to you. The income from your Trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Under the “Health Care and Education Reconciliation Act of 2010,” income from a Trust may also be subject to a new 3.8% “Medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

Dividends Received Deduction.

A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to dividends received from the Trust, because the dividends received deduction is generally not available for distributions from regulated investment companies.

Sale or Redemption of Shares.

If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Units from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units.

Capital Gains and Losses and Certain Ordinary Income Dividends.

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from your Trust and sell your Unit at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Deductibility of Trust Expenses.

Expenses incurred and deducted by a Trust will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Trust expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income.

Foreign Investors.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from your Trust will be characterized as dividends for Federal income tax purposes (other than dividends which the Trust designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes. However, distributions received by a foreign investor from the Trust that are designated by the Trust as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Trust makes certain elections and certain other conditions are met.

In addition, distributions after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

Retirement Plans

You may purchase Units of the Trusts for:

•           Individual Retirement Accounts;

•           Keogh Plans;

•           Pension funds; and

•           Other tax-deferred retirement plans.

Generally, the federal income tax on capital gains and income received in each of the above plans is deferred until you receive distributions. These distributions are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Before participating in a plan like this, you should review the tax laws regarding these plans and consult your attorney or tax advisor. Brokerage firms and other financial institutions offer these plans with varying fees and charges.

Rights of Unit Holders

Unit Ownership.

Ownership of Units will not be evidenced by certificates. If you purchase or hold Units through a broker/dealer or bank, your ownership of Units will be recorded in book-entry form at the Depository Trust Company (“DTC”) and credited on its records to your broker/dealer’s or bank’s DTC account. If you purchase or hold FTPS Units, your ownership of FTPS Units will be recorded in book-entry form on the register of Unit holdings maintained by the FTPS Unit Servicing Agent. If you purchase or hold Units through First Trust’s online transaction system which enables certain financial representatives to process Unit trades through the First Trust Advisor Direct system (“Advisor Direct”), your ownership of Units (“Advisor Direct Units”) will be recorded in book-entry form on the register of Unit holdings maintained by the Trustee. Transfer of Units will be accomplished by book entries made by DTC and its participants if the Units are registered to DTC or its nominee, Cede & Co., or otherwise will be accomplished by book entries made by the FTPS Unit Servicing Agent, with respect to FTPS Units, or by the Trustee, with respect to Advisor Direct Units. DTC will forward all notices and credit all payments received in respect of the Units held by the DTC participants. You will receive written confirmation of your purchases and sales of Units from the broker/dealer or bank through which you made the transaction or from the FTPS Unit Servicing Agent if you purchased and hold FTPS Units or from Advisor Direct or the Trustee with respect to Advisor Direct Units. You may transfer your Units by contacting the broker/dealer or bank through which you hold your Units, or the FTPS Unit Servicing Agent, if you hold FTPS Units, or Advisor Direct or the Trustee, if you hold Advisor Direct Units.

Unit Holder Reports.

The Trustee will prepare a statement detailing the per Unit amounts (if any) distributed from the Income Account and Capital Account in connection with each distribution. In addition, at the end of each calendar year, the Trustee will prepare a statement which contains the following information:

•      A summary of transactions in a Trust for the year;

•      A list of any Securities sold during the year and the Securities held at the end of that year by a Trust;

•      The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and

•      Amounts of income and capital distributed during the year.

It is the responsibility of the entity through which you hold your Units to distribute these statements to you. In addition, you may also request from the Trustee copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with applicable federal and state tax reporting requirements.

Interest and Principal Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit interest received on your Trust’s Securities to the Interest Account of such Trust. All other receipts, such as return of capital or capital gain dividends, are credited to the Principal Account of your Trust.

After deducting the amount of accrued interest the Trustee advanced to us as Unit holder of record as of the First Settlement Date, the Trustee will distribute any interest in the Interest Account on or near the Interest Distribution Dates to Unit holders of record on the preceding Interest Distribution Record Date. See “Summary of Essential Information.” No interest distribution will be paid if accrued expenses of the Trust exceed amounts in the Interest Account on the Interest Distribution Dates. Distribution amounts will vary with changes in the Trust’s fees and expenses, in interest received, with principal payments and prepayments and with the sale of Securities. The Trustee will distribute amounts in the Principal Account, net of amounts designated to meet redemptions, pay the deferred sales charge or pay expenses, on the last day of each month to Unit holder of record on the first day of each month provided the amount equals at least $1.00 per 100 Units. In any case, the Trustee will distribute any funds in the Principal Account in December of each year and as part of the final liquidation distribution. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the IRS. You may recover this amount by giving your TIN to the Trustee or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this “back-up withholding.”

Within a reasonable time after your Trust is terminated you will receive the pro rata share of the money from the disposition of the Securities.

The Trustee may establish reserves (the “Reserve Account”) within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of the Trust.

Universal Distribution Option. You may elect to have your principal and interest distributions automatically distributed to any other investment vehicle of which you have an existing account. If you elect this option, the Trustee will notify you of each distribution made pursuant to this option. You may elect to terminate your participation at any time by notifying the Trustee (or the FTPS Servicing Agent with respect to FTPS Units or Advisor Direct with respect to Advisor Direct Units, as applicable) in writing.

Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending a request for redemption to your broker/dealer or bank through which you hold your Units or to the FTPS Unit Servicing Agent, if you hold FTPS Units, or Advisor Direct, if you hold Advisor Direct Units. No redemption fee will be charged, but you are responsible for any governmental charges that apply. Certain broker/dealers may charge a transaction fee for processing redemption requests. Three business days after the day you tender your Units (the “Date of Tender”) you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which your redemption request is received by the Trustee from the broker/dealer or bank through which you hold your Units, or, if you hold FTPS Units, the date the redemption request is received by the FTPS Servicing Agent, or, if you hold Advisor Direct Units, the date the redemption request is received either by Advisor Direct or the Trustee, as applicable (if such day is a day the NYSE is open for trading). However, if the redemption request is received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing interest will be withdrawn from the Interest Account of your Trust if funds are available for that purpose, or from the Principal Account. All other amounts paid on redemption will be taken from the Principal Account of the Trust. The IRS will require the Trustee to withhold a portion of your redemption proceeds if the Trustee does not have your TIN, as generally discussed under “Interest and Principal Distributions.”

The Trustee may sell Securities to make funds available for redemption. If Securities are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

•           If the NYSE is closed (other than customary weekend and holiday closings);

•           If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or

•           For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Interest and Principal Accounts of a Trust not designated to purchase Securities;

2. the aggregate value of the Securities held in a Trust; and

3. accrued interest on the Securities; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of a Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of a Trust, if any;

4. cash held for distribution to Unit holders of record of a Trust as of the business day before the evaluation being made; and

5. other liabilities incurred by a Trust; and

dividing

1. the result by the number of outstanding Units of a Trust.

Removing Securities from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

•           The issuer of the Security has defaulted in the payment of principal or interest on the Securities;

•           Any action or proceeding seeking to restrain or enjoin the payment of principal or interest on the Securities has been instituted;

•           There is any legal question or impediment affecting the Security;

•           The issuer of the Security has breached a covenant which would affect the payment of principal or interest on the Security, the issuer’s credit standing, or otherwise damage the sound investment character of the Security;

•           The issuer has defaulted on the payment of any other of its outstanding obligations;

•           There has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in our opinion the sale or tender of the Security is in the best interest of Unit holders;

•           The sale of Securities is necessary or advisable (i) in order to maintain the qualification of the Trust as a “regulated investment company” or (ii) to provide funds to make any distributions for a taxable year in order to avoid imposition of any income or excise taxes on undistributed income in the Trust;

•           Such factors arise which, in our opinion, adversely affect the tax or exchange control status of the Securities or the Trust;

•           The price of the Security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Security would be harmful to the Trust;

•           As a result of the ownership of the Security, a Trust or its Unit holders would be a direct or indirect shareholder of a passive foreign investment company; or

•           The sale of the Security is necessary for a Trust to comply with such federal and/or state securities laws, regulations and/or regulatory actions and interpretations which may be in effect from time to time.

If a Security defaults in the payment of principal or interest and no provision for payment is made, the Trustee must notify us of this fact within 30 days. If we fail to instruct the Trustee whether to sell or hold the Security within 30 days of our being notified, the Trustee may, in its discretion, sell any defaulted Securities and will not be liable for any depreciation or loss incurred thereby.

Except for instances in which a Trust acquires Replacement Securities, as described in “The First Trust GNMA Series” appearing in this Part Two of the prospectus, the Trusts will generally not acquire any securities or other property other than the Securities. The Trustee, on behalf of such Trust and at the direction of the Sponsor, will vote for or against any offer for new or exchanged securities or property in exchange for a Security, such as those acquired in a merger or other transaction. If such exchanged securities or property are acquired by a Trust, at our instruction, they will either be sold or held in such Trust. In making the determination as to whether to sell or hold the exchanged securities or property we may get advice from the Portfolio Supervisor. Any proceeds received from the sale of Securities, exchanged securities or property will be credited to the Capital Account of such Trust for distribution to Unit holders or to meet redemption requests. The Trustee may retain and pay us or an affiliate of ours to act as agent for such Trust to facilitate selling Securities, exchanged securities or property from such Trust. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the 1940 Act.

The Trustee may sell Securities designated by us, or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. We will maintain a list with the Trustee of which Securities should be sold.

Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

•           To cure ambiguities;

•           To correct or supplement any defective or inconsistent provision;

•           To make any amendment required by any governmental agency; or

•           To make other changes determined not to be adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, the Trusts will terminate on the Mandatory Termination Date as stated in the “Summary of Essential Information” in Part One for each Trust. The Trusts may be terminated earlier:

•           Upon the consent of 100% of the Unit holders of a Trust;

•           If the value of the Securities owned by a Trust as shown by any evaluation is less than 20% of the aggregate principal amount of the Securities deposited in such Trust during the initial offering period (“Discretionary Liquidation Amount”); or

•           In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

For various reasons, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Securities in connection with the termination of a Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Securities. Because the Trustee must sell the Securities within a relatively short period of time, the sale of Securities as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.

You will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Income and Principal Accounts, within a reasonable time after such Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the Trusts any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

Rating of the Units

The Units of the Trusts are rated “AAA” or “AAAf” by Standard & Poor’s Ratings Services, a division of The McGraw–Hill Companies (“Standard & Poor’s”). Trusts rated “AAA” are composed exclusively of assets that are rated “AAA” by Standard & Poor’s or have, in the opinion of Standard & Poor’s, credit characteristics comparable to assets rated “AAA”. Capacity to pay interest and repay principal is very strong in “AAA” rated securities. The Fund Credit Quality rating reflects a Trust’s protection against losses from credit defaults and the credit quality of a Trust’s eligible investments and counterparties.

For GNMA 85 and subsequent series, Units of the Trusts are rated “AAAf.” Standard & Poor’s Fund Credit Quality rating scale ranges from “AAAf” (extremely strong protection against losses from credit defaults) to “CCCf” (extremely vulnerable to losses from credit defaults). Trusts rated triple-‘Af’ provide extremely strong protection against losses from credit defaults. “AAA” or “AAAf” are the highest ratings assigned by Standard & Poor's.

A rating should not be construed as an approval of the offering of the Units by Standard & Poor’s or as a guarantee of the market value of a Trust or the Units. Standard & Poor’s has indicated that a rating is not a “market” rating nor a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of a Trust or sales of Securities from a Trust for less than their purchase price will reduce payment to Unit holders of the interest and principal required to be paid on such Securities. Standard & Poor’s has not consented to, and will not consent to, being named an “expert” under U.S. securities laws, including without limitation, Section 7 of the U.S. Securities Act of 1933. Standard & Poor’s has been compensated for its services in rating Units of the Trusts.

Information on the Sponsor, Trustee, FTPS Unit Servicing Agent and Evaluator

The Sponsor.

We, First Trust Portfolios L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the “First Trust” brand name and other securities. An Illinois limited partnership formed in 1991, we took over the First Trust product line and act as Sponsor for successive series of:

•           The First Trust Combined Series

•           FT Series (formerly known as The First Trust Special Situations Trust)

•           The First Trust Insured Corporate Trust

•           The First Trust of Insured Municipal Bonds

•           The First Trust GNMA

The First Trust product line commenced with the first insured unit investment trust in 1974. To date we have deposited more than $150 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of FINRA and the Securities Investor Protection Corporation. Our principal offices are at 120 East Liberty Drive, Wheaton, Illinois 60187; telephone number (800) 621–1675. As of December 31, 2010, the total consolidated partners’ capital of First Trust Portfolios L.P. and subsidiaries was $32,596,954 (audited).

This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor’s employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

The Trustee.

The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its unit investment trust division offices at 101 Barclay Street, New York, New York 10286, telephone (800) 813-3074. If you have questions regarding your account or your Trust, please contact the Trustee at its unit investment trust division offices or your financial adviser. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The Trustee has not participated in selecting the Securities; it only provides administrative services.

The FTPS Unit Servicing Agent.

The FTPS Unit Servicing Agent is FTP Services LLC, an Illinois limited liability company formed in 2005 and an affiliate of the Sponsor. FTP Services LLC acts as record keeper, shareholder servicing agent and distribution agent for Units which are purchased and sold through the Fund/SERV® trading system or on a manual basis through FTP Services LLC. FTP Services LLC provides FTPS Units with administrative and distribution related services as described in this prospectus. The FTPS Unit Servicing Agent’s address is 120 East Liberty Drive, Wheaton, Illinois 60187. If you have questions regarding the FTPS Units, you may call the FTPS Unit Servicing Agent at (866) 514–7768. The FTPS Unit Servicing Agent has not participated in selecting the Securities; it only provides administrative services to the FTPS Units. Fund/SERV® is a service of National Securities Clearing Corporation, a subsidiary of The Depository Trust & Clearing Corporation.

Limitations of Liabilities of Sponsor, FTPS Unit Servicing Agent and Trustee.

Neither we, the FTPS Unit Servicing Agent nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the FTPS Unit Servicing Agent and Trustee’s case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

•           Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

•           Terminate the Indenture and liquidate the Trusts; or

•           Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The Evaluator’s address is 120 East Liberty Drive, Wheaton, Illinois 60187.

The Trustee, Sponsor, FTPS Unit Servicing Agent and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor, FTPS Unit Servicing Agent or Unit holders for errors in judgment.

Other Information

Legal Opinions.

Our counsel is Chapman and Cutler LLP, 111 W. Monroe St., Chicago, Illinois 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn LLP, 2 Wall Street, New York, New York 10005, acted as counsel for JPMorgan Chase Bank, as well as special New York tax counsel for the Trusts and acts as counsel for The Bank of New York Mellon, which succeeded JPMorgan Chase Bank as Trustee of the Trusts on June 24, 2004.

Experts.

The financial statements of the Trusts for the periods set forth in and included as part of Part One of this prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

First Trust®

The First Trust GNMA Series

Prospectus
Part Two

Sponsor:

First Trust Portfolios L.P.
Member SIPC • Member FINRA
120 East Liberty Drive
Wheaton, Illinois 60187
1–800–621–1675

FTPS Unit Servicing Agent:	Trustee:
FTP Services LLC	The Bank of New York Mellon
120 East Liberty Drive	101 Barclay Street
Wheaton, Illinois 60187	New York, New York 10286
1–866–514–7768	1–800–813–3074
24-Hour Pricing Line:
1–800–446–0132

This prospectus contains information relating to the above-mentioned unit investment trusts, but does not contain all of the information about this investment company as filed with the Securities and Exchange Commission in Washington, D.C. under the:

•           Securities Act of 1933 (file no. set forth in Part One for each Trust) and

•           Investment Company Act of 1940 (file no. 811–3969)

Information about the Trusts, including their Codes of Ethics, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information regarding the operation of the Commission’s Public Reference Room may be obtained by calling the Commission at 1–202–942–8090.

Information about the Trusts is available on the EDGAR Database on the Commission’s Internet site at
<http://www.sec.gov>.

To obtain copies at prescribed rates –

Write: Public Reference Section of the Commission
450 Fifth Street, N.W.
Washington, D.C. 20549–0102

e-mail address: publicinfo@sec.gov

PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE

First Trust®

The First Trust GNMA Series

Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of unit investment trusts (“Trusts”) contained in the Trusts not found in the prospectus. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing (“prospectus”).

This Information Supplement is dated April 29, 2011. Capitalized terms have been defined in the prospectus.

Table of Contents

Risk Factors	1

Risk Factors

An investment in Units of the Trusts should be made with an understanding of the risks which an investment in fixed rate long-term debt obligations may entail, including the risk that the value of the underlying Securities and hence of the Units will decline with increases in interest rates. The value of the underlying Securities will fluctuate inversely with changes in interest rates. In addition, the potential for appreciation of the underlying Securities, which might otherwise be expected to occur as a result of a decline in interest rates, may be limited or negated by increased principal prepayments in respect of the underlying mortgages. For example, the high inflation during certain periods, together with the fiscal measures adopted to attempt to deal with it, has resulted in wide fluctuations in interest rates and, thus, in the value of fixed rate long-term debt obligations generally. The Sponsor cannot predict whether such fluctuations will continue in the future or whether the reinvestment of principal will mitigate the impact of these fluctuations.

The portfolios of the Trusts consists of Ginnie Maes (or contracts to purchase Ginnie Maes) fully guaranteed as to payments of principal and interest by GNMA. Each group of Ginnie Maes described herein as having a specified range of maturities includes individual mortgage-backed securities which have varying ranges of maturities within each range set forth in “Schedules of Investments.” Current market conditions accord little or no difference in price among individual Ginnie Mae securities with the same coupon within certain ranges of stated maturity dates on the basis of the difference in the maturity dates of each Ginnie Mae. A purchase of Ginnie Maes with the same coupon rate and maturity date within such range will be considered an acquisition of the same security for both additional deposits and for the reinvestment of principal. In the future, however, the difference in maturity ranges could affect market value of the individual Ginnie Maes. At such time, any additional purchases by the Trust will take into account the maturities of the individual securities. The mortgages underlying the Ginnie Maes in the Trust have an original stated maturity of up to 30 years.

The Trusts may contain Securities which were acquired at a market discount. Such Securities trade at less than par value because the interest coupons thereon are lower than interest coupons on comparable debt securities being issued at currently prevailing interest rates. If such interest rates for newly issued and otherwise comparable securities increase, the market discount of previously issued securities will become greater, and if such interest rates for newly issued comparable securities decline, the market discount of previously issued securities will be reduced, other things being equal. Investors should also note that the value of Ginnie Maes purchased at a market discount will increase in value faster than Ginnie Maes purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of Ginnie Maes purchased at a market discount will decrease faster than Ginnie Maes purchased at a premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Ginnie Maes and the prepayment benefit for lower yielding, discount Ginnie Maes will be reduced. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Securities.

The Trusts may contain Securities which were acquired at a market premium. Such Securities trade at more than par value because the interest coupons thereon are higher than interest coupons on comparable debt securities being issued at currently prevailing interest rates. If such interest rates for newly issued and otherwise comparable securities decrease, the market premium of previously issued securities will be increased, and if such interest rates for newly issued comparable securities increase, the market premium of previously issued securities will be reduced, other things being equal. The current returns of securities trading at a market premium are initially higher than the current returns of comparably rated debt securities of a similar type issued at currently prevailing interest rates because premium securities tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium security at par or early prepayments of principal will result in a reduction in yield. Prepayments of principal on securities purchased at a market premium are more likely than prepayments on securities purchased at par or at a market discount and the level of prepayments will generally increase if interest rates decline. Market premium attributable to interest changes does not indicate market confidence in the issue.

The mortgages underlying a Ginnie Mae may be prepaid at any time without penalty. A lower or higher current return on Units may occur depending on (i) whether the price at which the respective Ginnie Maes were acquired by the Trust is lower or higher than par, (ii) whether principal is reinvested or distributed to Unit holders and (iii) if reinvestment occurs, whether the Ginnie Maes purchased by the Trustee with reinvested principal are purchased at a premium or discount from par. During periods of declining interest rates, prepayments of Ginnie Maes may occur with increasing frequency because, among other reasons, mortgagors may be able to refinance their outstanding mortgages at lower interest rates. In such a case, (i) the reinvestment of principal may be at prices which result in a lower return on Units or (ii) principal will be distributed to Unit holders who cannot reinvest such principal distributions in other securities at an attractive yield.

Description of Securities. The Ginnie Maes included in the Trusts are backed by the indebtedness secured by underlying mortgage pools of up to 30 year mortgages on 1– to 4–family dwellings. The pool of mortgages which is to underlie a particular new issue of Ginnie Maes is assembled by the proposed issuer of such Ginnie Maes. The issuer is typically a mortgage banking firm, and in every instance must be a mortgagee approved by and in good standing with the Federal Housing Administration (“FHA”). In addition, GNMA imposes its own criteria on the eligibility of issuers, including a net worth requirement.

The mortgages which are to comprise a new Ginnie Mae pool may have been originated by the issuer itself in its capacity as a mortgage lender or may be acquired by the issuer from a third party, such as another mortgage banker, a banking institution, the Veterans Administration (“VA”) (which in certain instances acts as a direct lender and thus originates its own mortgages) or one of several other governmental agencies. All mortgages in any given pool will be insured under the National Housing Act, as amended (“FHA-insured”), or Title V of the Housing Act of 1949 (“FMHA Insured”) or guaranteed under the Servicemen’s Readjustment Act of 1944, as amended, or Chapter 37 of Title 38, U.S.C. (“VA-guaranteed”). Such mortgages will have a date for the first scheduled monthly payment of principal that is not more than one year prior to the date on which GNMA issues its guaranty commitment as described below, will have comparable interest rates and maturity dates, and will meet additional criteria of GNMA. All mortgages in the pools backing the Ginnie Maes contained in the Trusts are mortgages on 1– to 4–family dwellings (having a stated maturity of up to 30 years for Securities in the Trusts but an estimated average life of considerably less as set forth in “Special Information”). In general, the mortgages in these pools provide for equal monthly payments over the life of the mortgage (aside from prepayments) designed to repay the principal of the mortgage over such period, together with interest at the fixed rate on the unpaid balance.

To obtain GNMA approval of a new pool of mortgages, the issuer will file with GNMA an application containing information concerning itself, describing generally the pooled mortgages, and requesting that GNMA approve the issue and issue its commitment (subject to GNMA’s satisfaction with the mortgage documents and other relevant documentation) to guarantee the timely payment of principal of and interest on the Ginnie Maes to be issued by the issuer. If the application is in order, GNMA will issue its commitment and will assign a GNMA pool number to the pool. Upon completion of the required documentation (including detailed information as to the underlying mortgages, a custodial agreement with a Federal or state regulated financial institution satisfactory to GNMA pursuant to which the underlying mortgages will be held in safekeeping, and a detailed guaranty agreement between GNMA and the issuer), the issuance of the Ginnie Maes is permitted. When the Ginnie Maes are issued, GNMA will endorse its guarantee thereon. The aggregate principal amount of Ginnie Maes issued will be equal to the then aggregate unpaid principal balances of the pooled mortgages. The interest rate borne by the Ginnie Maes is currently fixed at ½ of 1% below the interest rate of the pooled 1– to 4–family mortgages, the differential being applied to the payment of servicing and custodial charges as well as GNMA’s guaranty fee.

Ginnie Mae IIs consist of jumbo pools of mortgages from more than one issuer. By allowing pools to consist of multiple issuers, it allows for larger and more geographically diverse pools. Unlike Ginnie Mae Is, which have a minimum pool size of $1 million, Ginnie Mae IIs have a minimum pool size of $7 million. In addition, the interest rates on the mortgages within the Ginnie Mae II pools will vary unlike the mortgages within pools in Ginnie Mae Is which all have the same rate. The rates on the mortgages will vary from ½ of 1% to 1.50% above the coupon rate on the GNMA bond, which is allowed for servicing and custodial fees as well as the GNMA’s guaranty fee. The major advantage of Ginnie Mae IIs lies in the fact that a central paying agent sends one check to the holder on the required payment date. This greatly simplifies the current procedure of collecting distributions from each issuer of a Ginnie Mae, since such distributions are often received late.

All of the Ginnie Maes in the Trusts, including the Ginnie Mae IIs, are of the “fully modified pass-through” type, i.e., they provide for timely monthly payments to the registered holders thereof (including the Trusts) of their pro rata share of the scheduled principal payments on the underlying mortgages, whether or not collected by the issuers, including, on a pro rata basis, any prepayments of principal of such mortgages received and interest (net of the servicing and other charges described above) on the aggregate unpaid principal balance of such Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

The Ginnie Maes in the Trusts are guaranteed as to timely payment of principal and interest by GNMA. Funds received by the issuers on account of the mortgages backing the Ginnie Maes in the Trusts are intended to be sufficient to make the required payments of principal of and interest on such Ginnie Maes but, if such funds are insufficient for that purpose, the guaranty agreements between the issuers and GNMA require the issuers to make advances sufficient for such payments. If the issuers fail to make such payments, GNMA will do so.

GNMA is authorized by Section 306(g) of Title III of the National Housing Act to guarantee the timely payment of and interest on securities which are based on or backed by a trust or pool composed of mortgages insured by FHA, the Farmers’ Home Administration (“FMHA”) or guaranteed by the VA. Section 306(g) provides further that the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty under such subsection. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties “constitute general obligations of the United States backed by its full faith and credit.”* GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under such guaranties.

Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages and, except to the extent of funds received by the issuers on account of such mortgages, Ginnie Maes do not constitute a liability of nor evidence any recourse against such issuers, but recourse thereon is solely against GNMA. Holders of Ginnie Maes (such as the Trusts) have no security interest in or lien on the underlying mortgages.

The GNMA guaranties referred to herein relate only to payment of principal of and interest on the Ginnie Maes in the Trust and not to the Units offered hereby.

Monthly payments of principal will be made, and additional prepayments of principal may be made, to each Trust in respect of the mortgages underlying the Ginnie Maes in the Trusts. All of the mortgages in the pools relating to the Ginnie Maes in the Trust are subject to prepayment without any significant premium or penalty at the option of the mortgagors. While the mortgages on 1– to 4–family dwellings underlying the Ginnie Maes have a stated maturity of up to 30 years for the Trust, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, refinancings and payments from foreclosures, is considerably less.

In the mid-1970’s, published yield tables for Ginnie Maes utilized a 12-year average life assumption for Ginnie Mae pools of 26–30 year mortgages on 1– to 4–family dwellings. This assumption was derived from the FHA experience relating to prepayments on such mortgages during the period from the mid-1950’s to the mid-1970s. This 12-year average life assumption was calculated in respect of a period during which mortgage lending rates were fairly stable. The assumption is no longer an accurate measure of the average life of Ginnie Maes or their underlying single family mortgage pools. Recently it has been observed that mortgages issued at high interest rates have experienced accelerated prepayment rates which would indicate a significantly shorter average life than 12 years. Today, research analysts use complex formulae to scrutinize the prepayments of mortgage pools in an attempt to predict more accurately the average life of Ginnie Maes.

A number of factors, including homeowner’s mobility, change in family size and mortgage market interest rates will affect the average life of the Ginnie Maes in a Trust. For example, Ginnie Maes issued during a period of high interest rates will be backed by a pool of mortgage loans bearing similarly high rates. In general, during a period of declining interest rates, new mortgage loans with interest rates lower than those charged during periods of high rates will become available. To the extent a homeowner has an outstanding mortgage with a high rate, he may refinance his mortgage at a lower interest rate or he may rapidly repay his old mortgage. Should this happen, a Ginnie Mae issued with a high interest rate may experience a rapid prepayment of principal as the underlying mortgage loans prepay in whole or in part. Accordingly, there can be no assurance that the prepayment levels which will be actually realized will conform to the estimates or experience of the FHA, other mortgage lenders, dealers or market makers or other Ginnie Mae investors. It is not possible to meaningfully predict prepayment levels regarding the Ginnie Maes in a Trust. Even though the reinvestment of principal may mitigate the effects of prepayments of principal, the termination of a Trust might be accelerated as a result of prepayments made as described herein.

*	Any statement in this prospectus that a particular security is backed by the full faith and credit of the United States is based upon the opinion of an Assistant Attorney General of the United States and should be so construed.

CONTENTS OF POST-EFFECTIVE AMENDMENT

OF REGISTRATION STATEMENT

This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

The facing sheet

The prospectus

The signatures

The Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, THE FIRST TRUST GNMA REINVESTMENT INCOME TRUST “GRIT”, SERIES 107, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Wheaton and State of Illinois on July 29, 2011.

THE FIRST TRUST GNMA REINVESTMENT INCOME TRUST “GRIT”, SERIES 107

(Registrant)

By: FIRST TRUST PORTFOLIOS L.P.

(Depositor)

By: Jason T. Henry

Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE*		DATE
James A. Bowen	Director of The Charger Corporation, the General Partner of First Trust Portfolios L.P.	) ) ) ) ) )	July 29, 2011
)
		) )	Jason T. Henry Attorney-in-Fact**
) )

*	The title of the person named herein represents his capacity in and relationship to First Trust Portfolios L.P., Depositor.

**	An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with Amendment No. 2 to Form S-6 of FT 2669 (File No. 333-169625) and the same is hereby incorporated herein by this reference.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 2 to Registration Statement 333-157684 on Form S-6 of our report dated July 29, 2011, relating to the financial statements of The First Trust GNMA, Series 107, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading “Experts” in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

July 29, 2011